EXHIBIT 10.1


 CORNERSTONE {industrial properties income and growth fund I} [realty FUND], LLC


                                ESCROW AGREEMENT
                                ----------------


         This Escrow Agreement ("Agreement") is entered into ____________ , {1999} [2000] by and among Southern California Bank (the "Escrow Agent"), Cornerstone {Industrial Properties Income and Growth Fund I} [Realty Fund], LLC, a California limited liability company (the "Fund") and {Pacific Cornerstone Financial Incorporated} [Private Equity Investors Group], a California corporation (the "Dealer Manager").


                                 R E C I T A L S
                                 ---------------


         A. The Fund proposes to offer up to {$20,000,000} [$50,000,000] of limited liability company units ("Units") in the Fund, pursuant to a Prospectus dated ____________ , {1999} [2000], as amended or supplemented from time to time (the "Prospectus"), with a minimum investment required of five Units at $500 per Unit (or two Units at $500 per Unit for tax-qualified retirement plans).


         B. The Dealer Manager and others (collectively, the "Participating Brokers") have been named as Participating Brokers in connection with the proposed offering of the Units and are entitled to certain commissions and selling expense allowances set forth in those certain selling agreements among the Fund, the Participating Brokers and the Managing Member of the Fund, Cornerstone Industrial Properties, LLC, a California limited liability company ("Managing Member").


         C. In compliance with the Prospectus and each Selling Agreement, the Fund proposes to establish an escrow fund with the Escrow Agent [for the offering proceeds received prior to the Initial Closing Date (as hereafter defined).

         D.       If]{.

         D. The offering of Units will terminate no later than _________ __, 2001 (the "Offering Termination Date") and if} subscriptions for at least $3,000,000 are not accepted by the Fund prior to _______________, {2000 (the} [2001(the] "Minimum Offering Termination Date"), no Units in the Fund will be sold.


         E.       The  Escrow  Agent  has   agreed  to  act  as  escrow agent in
 connection with the proposed offering.

                                A G R E E M E N T
                                -----------------

         It is agreed as follows:

        1.   Incorporation  of  Recitals  and General  Provisions.  The recitals
     -------------------------------------------------
set forth above and the General Provisions attached hereto as Exhibit "A" shall constitute and shall be deemed to be an integral part of this Agreement.

        2.   Escrow.
             -----


            2.1  Escrow  Agent.  For a period commencing on the date hereof  and
                 -------------
terminating 15 days after the [Minimum] Offering Termination Date, the Escrow Agent shall act as an escrow agent and shall receive and disburse the proceeds from the sale of the Units in accordance with the terms of this Agreement. The Escrow Agent hereby represents and warrants to each {Selling Agent} [Participating Broker] that it is a "Bank" as such term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Act").

            2.2 Escrow  Account.  Commencing  on the date  hereof,  the  parties
                ---------------
shall establish an interest-bearing escrow account with the Escrow Agent (the "Escrow Account"). The Participating Brokers will instruct subscribers to make checks for subscriptions of Units payable to the order of the Escrow Agent. Any checks received that are made payable to a party other than the Escrow Agent shall be returned to the {Selling Agent} [Participating Broker] who submitted the check.

     3.  Deposits into the Escrow  Account.  Proceeds from  the  sale  of  Units
         --------------------------------
(the "Proceeds") shall be received by the Escrow Agent from the Participating Brokers and deposited promptly in the Escrow Account; provided, however, that Proceeds received by the Escrow Agent within 48 hours prior to a scheduled Initial or Additional Closing Date (as hereinafter defined) may be held by the Escrow Agent until such closing (but not longer than 48 hours) and, upon joint instruction of the Managing Member and the Dealer Manager, deposited directly into the Fund's account or returned to the subscriber(s).

     4. Subscriber Information.  Each{Selling Agent}[ParticipatinG Broker] shall
        ----------------------
provide the Escrow Agent with the name, address, social security number or taxpayer identification number, and the amount to be deposited for each subscriber whose funds are deposited with the Escrow Agent pursuant to Section 2 hereof. Such {SELLING AGENT} [PARTICIPATING BROKER] broker shall also notify the Escrow Agent if a properly executed U.S. Treasury Department Form W-9 has not been received from any subscriber whose funds are deposited with the Escrow Agent.


     5.  Investment of Proceeds.  The   Escrow  Agent  shall invest all Proceeds
         ----------------------
deposited with it hereunder as directed by the Fund, in (i) Bank accounts, (ii) Bank money-market accounts, (iii) short-term certificates of deposit of Banks located in the United States, or (iv) short-term securities issued or guaranteed by the U.S. government. The term "Bank" is defined in Section 3(a)(6) of the Act. Such investments shall be made in a manner consistent with the requirement that the Proceeds be available for delivery by the Escrow Agent at the times described herein. After any reductions made in accordance with Section 11 hereof, income received from investment of the Proceeds shall be credited to the subscribers in proportion to the amounts deposited with respect to each subscriber and in proportion to the number of days the collected Proceeds from each subscriber are held in the Escrow Account. Pursuant to the provisions of this Agreement, Escrow Agent shall disburse all income earned (less any amounts required to be withheld by the Escrow Agent under the applicable federal income tax laws) directly to the Fund with respect to the Proceeds, and the Managing Member shall determine and disburse to each subscriber his or her proportionate share of such income computed as provided above. The Fund is aware that there may be a forfeiture of interest in the event of early withdrawal from an interest bearing account of investment.


         6. Initial  Closing Date.  The term  "Qualifying  Subscriptions"  shall
            ---------------------
refer to all subscriptions which have been received by the Managing Member and which the Managing Member intends to accept into the Fund. If Qualifying Subscriptions have been received for at least $3,000,000 of Units on or before the Minimum Offering Termination Date, the Managing Member shall notify the Escrow Agent and by instructions (which may accompany such notice or be provided subsequently) given at least 2 business days in advance, shall specify the "Initial Closing Date" (which must be not more than 10 days after the Minimum Offering Termination Date), the approximate amount of Qualifying Subscriptions for the Fund to be accepted as of such Initial Closing Date, the identity of the subscribers whose subscriptions are anticipated to be accepted as of the Initial Closing Date, and the approximate amount of the Proceeds to be paid to the Fund and to each {Selling Agent} [Participating Broker], respectively. On the Initial Closing Date, the Escrow Agent, upon telephonic notice from the Managing Member and the Dealer Manager that all contingencies for payment have been satisfied as required by Rule 15c2-4 under the Act (which notice the Managing Member shall promptly confirm in writing) shall pay to the Fund and each {Selling Agent} [Participating Broker] the amounts specified by such notice, and shall additionally pay to the Fund the interest earned on such Proceeds for disbursement to subscribers pursuant to Section 5 hereof.



         7{. 7. Additional Closing Dates. Thereafter, from time to time prior to the Offering Termination Date, the Managing Member may notify the Escrow Agent and, by instructions given at least 2 business days in advance of each, specify Additional Closing Dates, the approximate amount of Qualifying Subscriptions for such Fund to be accepted as of each Additional Closing Date, the identity of the Subscribers whose subscriptions are anticipated to be accepted as of each Additional Closing Date, and the approximate amount of the Proceeds to be paid to the Fund and to the Participating Brokers, respectively. On each such Additional Closing Date, the Escrow Agent, upon telephonic notice from the Managing Member and the Dealer Manager that all contingencies for payment have been satisfied as required by Rule 15c2-4 under the Act (which notice the Managing Member promptly shall confirm in writing) shall pay to the Fund and each Selling Agent the amounts specified by such notice, and shall additionally pay to the Fund the interest earned on such Proceeds for disbursement to the subscribers pursuant to Section 5 hereof.

         8}. Rejected  Subscriptions.  From time to time, upon instructions from
             -----------------------
the Managing Member identifying those subscribers whose subscriptions have been rejected, the Escrow Agent shall return such funds to the subscribers so identified with such interest as has been credited to them pursuant to Section 5 hereof. If the Managing Member rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber. If the Managing Member rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the subscriber's check to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the subscriber.

         {9}  [8].   Failure  to  Meet  Minimum   Subscription.   If  Qualifying
                     -----------------------------------------
Subscriptions for at least $3,000,000 of Units have not been received by the Minimum Offering Termination Date, then the Escrow Agent, upon instructions from the Managing Member, shall promptly return all collected funds and uncollected checks and other instruments to the subscribers, with such interest as has been credited to them pursuant to Section 5 hereof. Prior to the Initial Closing Date, the Fund is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Fund or any other entity, or be subject to the debts of the Fund or any other entity.

         {10} [9].   Notice of Extension or Termination of Offering.  Upon final termination of the offering, the Managing Member shall instruct Escrow Agent pursuant to Section 6 as to the disposition of any remaining funds and interest thereon.

         {11} [10].  Fees.  The Escrow Agent,  for services  rendered under this
                     ----
Agreement, shall receive a fee as set forth on Exhibit "B" hereto. The fees of the Escrow Agent shall be {deducted from the aggregate interest earned on the Proceeds of the subscribers whose subscriptions are accepted} [paid by the Fund. If Qualifying Subscriptions for at least $3,000,000 of Units have not been received by the Minimum Offering Termination Date, then the fees of the Escrow Agent shall be paid] by the Managing Member {prior to crediting the interest earned to such subscribers pursuant to Section 5, and the Managing Member shall pay on demand any unpaid portion of the Escrow Agent's fees}. In no event shall the fees of the Escrow Agent be deducted from or otherwise offset against the Proceeds (or interest earned thereon) of subscribers {whose subscriptions are not accepted by the Managing Member.}[.]

         {12} [11]. Resignation. The Escrow Agent shall have the right to resign
                    -----------
at any time and be discharged from its duties as escrow agent hereunder by giving the Fund at least 30 days prior written notice thereof; provided, however, that if the Escrow Agent shall exercise its right of resignation hereunder, it shall receive as its fee for services rendered as escrow agent a fee as provided in Section {11} [10] hereof.

         {13} [12]. Duties and Responsibilities  of  Escrow  Agent.   The Escrow
                    ----------------------------------------------
Agent shall have no duties or responsibilities other than those set forth herein and shall:

                  (a) Be under no duty to enforce payment of any subscription which is to be paid to and held by it hereunder;

                  (b) Be under no duty to accept funds, checks, drafts or instruments for the payment of money from anyone other than the Participating Brokers or the Managing Member or to give any receipt therefor except to the Participating Brokers or the Managing Member;

                  (c) Be protected in acting upon any notice, request, certificate, approval, consent or other paper believed by it to be genuine, signed by the proper party or parties and in accordance with the terms of this Agreement;

                  (d) Be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and mailed, by registered or certified mail, in a sealed postpaid wrapper, addressed to the Fund at the following address:


                           Cornerstone [Realty Fund] {Industrial Properties Income and Growth Fund I}, LLC
                           4590 MacArthur Blvd.
                           Suite 610
                           Newport Beach, CA  92660

                  (e) Be indemnified and held harmless by the Managing Member from any and all claims made against it (including claims regarding the disbursement of funds), or any and all expenses incurred by it (including reasonable attorneys' fees), by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss it may sustain in carrying out the terms of this Agreement, except such claims, expenses or losses which are occasioned by its bad faith, negligence or willful misconduct; and

                  (f) Not be liable for any forgeries or impersonations concern-ing any documents to be handled by it.


         {14} [13]. Disputes. If the Managing Member, the Participating Brokers, or anyone else, disagree on any matter connected with this escrow, (i) Escrow Agent will not have to settle the matter, (ii) Escrow Agent may wait for a settlement by appropriate legal proceedings or other means Escrow Agent may require, and in such event Escrow Agent will not be liable for interest or damage, (iii) Escrow Agent will be entitled to such reasonable compensation for services, costs and attorneys' fees as a court may award if Escrow Agent intervenes in or is made a party to any legal proceedings, (iv) Escrow Agent shall be entitled to hold documents and funds deposited in this escrow pending settlement of the disagreement by any of the above means, and (v) Escrow Agent shall be entitled to file an interpleader action and deposit any Proceeds or property with an appropriate court.

         {15} [14].        No Legal Advice.  This transaction is an escrow   and
Escrow Agent is an escrow holder only and as escrow holder Escrow Agent may not give legal advice as to any conditions or requirements in this escrow.

         {16} [15]. Notices to Escrow Agent. Any written notice required to be given or delivered to the Escrow Agent shall be deemed conclusively given and delivered hereunder if the written notice is mailed, by registered or certified mail, in a sealed postpaid wrapper, addressed as follows:


                           Southern California Bank
                           4100 Newport Place
                           Suite 130
                           Newport Beach, CA  92660
                           Attn:  Gloria Garriott


           {17} [16]. Instructions; Copies of Notices. Any instructions or other
                      ------------
communications to the Escrow Agent provided for herein shall be in writing, but may be in telegraphic or telex form if promptly confirmed in writing. A copy of this Agreement, or any amendment or addendum hereto, or closing statement or document deposited in this escrow shall be furnished by Escrow Agent to those persons outside of this escrow designated from time to time by the Fund.

           {18} [17]. Payments. All disbursements from the escrow account  shall
                    --------
be made to the party concerned, by Escrow Agent's cashier's check to such party's order or to deposit to such party's bank account. All checks, documents, and correspondence shall be mailed to such party at the address given by the Managing Member.


           {19} [18]. Miscellaneous.  Nothing in this Agreement is intended to
                      ------------
or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be construed in accordance with the laws of the State of California and may be modified only in writing.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the day and year first hereinabove written.


               CORNERSTONE [REALTY FUND] {INDUSTRIAL PROPERTIES
               INCOME AND GROWTH FUND I}, LLC,
               a California limited liability company


                       By: CORNERSTONE INDUSTRIAL PROPERTIES, LLC, a California limited liability company

                                By:      CORNERSTONE VENTURES, INC.,
                                         its Operating Partner

                                         By:     /s/ TERRY G ROUSSEL
                                             ---------------------------------
                                                  Terry G. Roussel, President

{PACIFIC CORNERSTONE FINANCIAL INCORPORATED} [PRIVATE EQUITY INVESTORS GROUP], a California corporation



       By:
            --------------------------------------------------
           {Terry G. Roussel} [Leonard Robbins], President






ACKNOWLEDGED AND AGREED

SOUTHERN CALIFORNIA BANK


By:
    -----------------------------

                               GENERAL PROVISIONS

DEPOSITS  - All funds  received  in escrow  shall be  deposited  in an  interest
--------
bearing escrow account of Southern California Bank.

RESPONSIBILITY FOR DEPOSITED PROPERTY - Escrow Agent is not a party to, or bound
-------------------------------------
by, any provisions contained in any agreements which may be deposited under, evidenced by, or arise out of these instructions, and with respect thereto, acts as a depository only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any Property or with respect to the form or execution of any agreements, or the identity, authority or right of any person executing or depositing any property herein.

DEFAULTS - Escrow  Agent  shall not be required to take or be bound by notice of
--------
any default of any person, including any Principal, or to take any action with respect to such default whether or not such action involves any expense or liability. These instructions shall not be subject to modification or rescission except upon receipt by Escrow Agent (at the office named above) of written instructions from each of the Principals or their successors in interest, and no such rescission or modification shall be effective unless and until consented to by Escrow Agent in writing.

NOTICES - Principals hereby indemnify and hold Escrow Agent harmless against any
-------
loss, liability,  damage, cost or expense, including reasonable attorneys' fees,
(a) related in any way to Escrow Agent's acting upon any notice, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be signed by Principals or any other proper person, and (b) incurred in connection with any act or thing done hereunder.

EXERCISE  OF  JUDGMENT  - Escrow  Agent  shell  not be  liable  for any error of
----------------------
judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which Escrow Agent may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct. Escrow Agent shall have duties only to Principals, and no person or entity shall be deemed a third party beneficiary of these instructions.

COUNSEL - Escrow  Agent  may  consult  with  legal  counsel  in the event of any
-------
dispute or question as to the construction of these instructions or Escrow Agent's duties thereunder, and Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel,

DISAGREEMENTS - In the event of any disagreement between the Principals,  or any
-------------
of them or any other person or persons whether or not named in these instructions, and adverse claims or demands are made in connection with or for any of the Property, Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand so long as such disagreement shall continue, and in so doing, Escrow Agent shall not be or become liable for damages or interest to the Principals, or any of them, or to any other person or persons for Escrow Agent's failure or refusal to comply with such conflicting or adverse claims or demands. Escrow Agent shall be entitled to continue so to refrain and refuse so to act until:

         a. the rights of the adverse claimants have been fully adjudicated in a court assuming and having jurisdiction of the claimants and the Property; or

         b. all differences shall have been adjusted by agreement, and Escrow Agent shall have been notified thereof in writing by all persons deemed by Escrow Agent, in its sole discretion, to have an interest therein.

In addition, Escrow Agent, in its sole discretion, may file a suit in interpleader for the purpose of having the respective rights of all claimants adjudicated, and may deposit with the court all of the Property deposited in escrow; and the Principals agree to pay all costs and counsel fees incurred by Escrow Agent in such action, such costs and fees to be included in the judgment in any such action.

INDEMNITY - In consideration of this appointment by Escrow Agent, the Principals
---------
agree to indemnify and hold Escrow Agent harmless as to any liability incurred by Escrow Agent to any person, firm or corporation by reason of its having accepted same or in carrying out any of the terms hereof, and to reimburse Escrow Agent for all its expenses, including among other things, counsel fees and court costs incurred by reason of its position or actions taken pursuant to these Escrow Instructions. The Principals hereby agree that the Escrow Agent shall not be liable to any of them for any actions taken by Escrow Agent pursuant to the terms hereof.

COURT ORDERS - Escrow Agent is hereby authorized,  in its exclusive  discretion,
------------
to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by Escrow Agent, Escrow Agent shall not be liable to any of the parties hereto, their successors, heirs or personal representatives by reason of Escrow Agent's compliance with such writ, order, judgment or decree, notwithstanding if such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

ATTORNEY'S  FEES - If any  action be  brought  to  interpret  or  enforce  these
-----------------
instructions, or any part thereof, the Principals jointly and severally agree to pay to Escrow Agent all Escrow Agent's attorney fees, accounting fees, special and extra service fees and other costs related to such action.

CANCELLATION  - In the event the escrow  established  hereby is  cancelled,  the
------------
Principals jointly and severally shall nevertheless pay to the Escrow Agent the initial fee together with all costs end expenses of Escrow Agent, including attorney fees. Notwithstanding anything in these instructions to the contrary, Escrow Agent may, in its sole discretion, upon ten (10) days written notice to any of the Principals, resign as Escrow Agent and shall be entitled to reimbursement for those costs and expenses incurred to the date of such resignation. Upon cancellation by the Principals or resignation by Escrow Agent, after deducting Escrow Agent's fees, costs and expenses, the balance of any funds or Property shall be returned to the respective Principals who shall have deposited same.

FEES AND CHARGES - In the event that (a) Escrow Agent  performs any services not
----------------
specifically provided for herein or (b) there is an assignment or attachment of any interest in the subject matter of the escrow established hereby or any modification thereof, or (c) any dispute or controversy arises hereunder, or (d) Escrow Agent is named a party to, or intervenes in, any litigation pertaining to this escrow or the subject matter thereof, Escrow Agent shall, in addition to fees and charges for ordinary services, be reasonably compensated therefore and reimbursed for all costs and expenses, including attorneys' fees, occasioned thereby. Escrow Agent shall have a first lien on the Property for such compensation and expenses, and the Principals agree jointly and severally to pay the same for its ordinary services hereunder.

Escrow Agent shall be entitled to an initial, non-refundable set-up fee ("initial fee") of $1,500.00, payable concurrently with its acceptance, and to additional compensation for wire fees, messenger fees, $250.00 yearly hold-open fee (due if escrow open over 1 year from the date of these instructions), and/or any other reasonable and necessary out-of-pocket expenses incurred by Escrow Agent.

The Principals understand that Escrow Agent will charge additional fees, including premium hourly fees, for any services performed according to these Escrow Instructions, or any modification or any service not specifically provided therein, that involve concerted effort, employees working overtime, expedited handling of any aspect of the Escrow, or other similar services.

SIGNATURES - These  instructions may be executed in counterparts,  each of which
----------
so executed shall be deemed as original, irrespective of the date of its execution and delivery, and said counterparts together shall constitute one and the same instrument.

                            SOUTHERN CALIFORNIA BANK

                                SCHEDULE OF FEES

                                       FOR

              CORNERSTONE {INDUSTRIAL PROPERTIES INCOME AND GROWTH
                           FUND I} [REALTY FUND], LLC



Acceptance Fee (Non-Refundable)......................................$1,500.00

Additional Escrow Fees of $1.00 per $1,000.00 subscription funds as received in escrow in excess of $1,500,000.00.{********}
Yearly Hold-Open Fee (due if escrow open over 1 year from
the date of these instructions)......................................$ 250.00

Wire fee, per wire...................................................$  25.00

Disbursement fee, per check..........................................$  15.00

Reasonable and customary charges for unscheduled  services,  including messenger fees, federal express  charges  or  other out-of pocket expense..........various

{********When subscription funds reach $10,000,000, theadditional escrow fee of $1.00 per $1000.00 of fund deposited in escrow shall be waived.}